Supplemental Operating and Financial Data Q1 2023

Veris Residential Inc. (the “Company”, “VRE”, “we”, “our”, “us”) considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward- looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which we have made assumptions are: • risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of our business and the financial condition of our tenants and residents; • the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; • the extent of any tenant bankruptcies or of any early lease terminations; • our ability to lease or re-lease space at current or anticipated rents; • changes in the supply of and demand for our properties; • changes in interest rate levels and volatility in the securities markets; • our ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; • our ability to attract, hire and retain qualified personnel; • forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates, and projected revenue and income; • changes in operating costs; • our ability to obtain adequate insurance, including coverage for natural disasters and terrorist acts; • our credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and our future interest expense; • changes in governmental regulation, tax rates and similar matters; and • other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of VRE. Any offers to sell or solicitations of VRE shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by VRE for the same period with the Securities and Exchange Commission (the “SEC”) and all of the VRE’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. This Supplemental Operating and Financial Data should be read in connection with the Company’s first quarter 2023 earnings press release (included as Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed on April 26, 2023, as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. Forward-Looking Statements 2

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“Nareit”). A reconciliation of net income per share to FFO per share is included in the financial tables below. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired above/below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables below. Net operating income (“NOI”) represents total revenues less total operating expenses, as reconciled to net income above. Same Store GAAP NOI and Same Store Cash NOI are reconciled to Total Property Revenues. The Company considers NOI, Same Store GAAP NOI, and Same Store Cash NOI to be meaningful non-GAAP financial measures for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI, Same Store GAAP NOI, Same Store Cash NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed. Same Store includes specific properties, which represent all in-service properties owned by the Company during the reported period, excluding properties sold, disposed of, held for sale, removed from service, or for any reason considered not stabilized, or being redeveloped or repositioned in the reporting period. Adjusted EBITDA is a non-GAAP financial measure. The Company computes Adjusted EBITDA in accordance with what it believes are industry standards for this type of measure, which may not be comparable to Adjusted EBITDA reported by other REITs. The Company defines Adjusted EBITDA as Core FFO , plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. 3 Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre

4 Company Highlights

5 Q1 2023 Highlights Strong operational performance • Our 7,681-unit operating multifamily portfolio and Same Store 6,691-unit operating multifamily portfolio were 95.9% and 96.0% occupied, respectively, as of March 31, 2023. • First quarter 2023 multifamily Same Store Net Operating Income (NOI) increased by 15.8%, compared to the same period last year, due to increased in-place rents across the portfolio and stable controllable expenses, partially offset by higher non- controllable expenses. • Same Store multifamily Blended Net Rental Growth Rate of 10.7% for the quarter. $525 million of non-strategic assets sold in 2023 • In February, the Company fully exited the hotel segment with the sale of its Port Imperial Hotels for $97 million, releasing approximately $9 million in net proceeds after debt repayment. • In March, the Company closed on a land parcel located at 101 Columbia Road for approximately $8 million. • Subsequent to quarter end, the Company closed on the sale of Harborside 1, 2, & 3 for an aggregate price of $420 million, releasing approximately $360 million of net proceeds. Balance Sheet/Capital Markets • Net-debt-to-EBITDA reduced to 10.3x in the first quarter, down from 18.8x in the first quarter of 2022. • On April 5, the Company exercised its right to call Rockpoint Group, L.L.C`s interest in Veris Residential Trust. On April 6, Rockpoint exercised its right to defer this purchase for one year. • 97% of the Company’s total pro forma debt portfolio (consolidated and unconsolidated) is hedged or fixed. The Company`s total pro forma debt portfolio has a weighted average interest rate of 4.4% and weighted average maturity of 3.8 years.

Q1 2023 Key Financial Metrics

	Three Months Ended	
	March 31, 2023	December 31, 2022
Net Income / (Loss) per Diluted Share	$(0.27)	$0.35
Core FFO per Diluted Share[1]	$0.15	$0.05
Weighted Average - Diluted Shares[2]	100,525,777	100,416,881
Total Equity	$2.0 billion	$2.1 billion
Total Debt	$1.8 billion	$1.9 billion
Total Capitalization	$3.8 billion	$4.0 billion
Debt-to-Undepreciated Assets	42.9%	41.8%
Net Debt	$1.8 billion	$1.9 billion
Annualized Adjusted EBITDA[1]	$171,869	$139,888
Net Debt-to-Adjusted EBITDA	10.3x	13.3x
Interest Coverage Ratio[1]	1.9x	1.5x

	Three Months Ended	
	March 31, 2023	December 31, 2022
Key Portfolio Statistics		
Multifamily Portfolio		
Operating Units[3]	7,681	6,931
% Physical Occupancy	95.9%	95.3%
Same Store Units[4]	6,691	5,825
Same Store Occupancy[4]	96.0%	95.6%
Same Store Blended Rental Growth Rate[4]	10.7%	11.7%
Average Rent per Home	$3,621	$3,482
Lease-Up Units	–	750
Land Bank Units - Inside Rockpoint JV[5]	5,009	5,009
Land Bank Units - Outside Rockpoint JV[5]	1,266	1,266
Office Portfolio		
Area (sqft)	1.6 million	3.0 million
Consolidated In-Service Properties	3	5

1. See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". FFO is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (Nareit). Interest Coverage Ratio is calculated as Adjusted EBITDA divided by interest expense.
2. Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests.
3. Operating Portfolio includes properties that have achieved over 95% leased for six consecutive weeks. In Q1 Haus25, a 750 unit property, was added.
4. Three properties entered the Same Store pool in Q1 2023 (Capstone, RiverHouse 9, and Upton).
5. See page 7 entitled Components of NAV for more details.

6

Components of Net Asset Value

$ in thousands

Real Estate Portfolio

Operating Multifamily NOI[1]	Total	At Share
New Jersey Waterfront	$120,400	$100,104
Massachusetts	23,660	23,660
Other	30,248	22,016
Haus25 (Stabilized NOI)[2]	30,426	30,426
Total Multifamily NOI	**$204,734**	**$176,205**
Commercial NOI[3]	4,524	3,660
Total NOI	**$209,258**	**$179,865**

Non-Strategic Assets

Book Value of Non-Strategic Office Assets[4]	$177,667
Net proceeds from sale of Harborside 1, 2, & 3	360,000
Estimated Land Value - Inside Rockpoint JV[5]	238,045
Estimated Land Value - Outside Rockpoint JV[6]	72,228
Total Value	**$847,940**

Other Assets

Cash and Cash Equivalents	$37,487
Restricted Cash	19,642
Other Assets	133,903
Subtotal Other Assets	**$191,032**

Liabilities

Operating - Consolidated Debt at Share	$1,763,537
Operating - Unconsolidated Debt at Share	310,885
Other Liabilities	85,981
Revolving Credit Facility	–
Subtotal Liabilities	**$2,160,403**

Other Considerations

Rockpoint Interest	$479,976
Preferred Equity / LP Interest	40,231
Subtotal Other Considerations	**$520,207**

Outstanding Shares

Common Shares (Outstanding as of March 31, 2023)	91,226,061
Fully Dilutes Shares for Q1 2023	100,525,777

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". Net Asset Value ("NAV") is the metric that represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

1. See page 19 entitled Operating Portfolio - Multifamily Portfolio.
2. In Q1 2023, Haus25 NOI was $5.3 million or $21.3 million annualized.
3. See page 20 entitled Property Listing - Commercial, Land Bank, & Other Non-Strategic Assets.
4. Represents the book value of Harborside 5, Harborside 6 and 23 Main St. See page 20 for more details.
5. Based on 5,009 potential units.
6. Based on 1,266 potential units.

7

Same Store Performance

$ in thousands (unaudited)

Multifamily Same Store[1]

	Three Months Ended March 31, 2023	2022	Change	%	Sequential Q1 2023	Q4 2022	Change	%
Total Property Revenues (GAAP)	**$57,747**	**$51,270**	**$6,478**	**12.6%**	**$57,747**	**$57,133**	**$615**	**1.1%**
Marketing & Administration	1,738	1,809	(71)	(3.9)%	1,738	2,237	(498)	(22.3)%
Utilities	2,048	2,208	(160)	(7.3)%	2,048	1,790	258	14.4%
Payroll	3,814	3,637	178	4.9%	3,814	3,852	(38)	(1.0)%
Repairs & Maintenance	2,875	2,813	61	2.2%	2,875	3,312	(437)	(13.2)%
Total Controllable Expenses	**$10,475**	**$10,468**	**$8**	**0.1%**	**$10,475**	**$11,191**	**$(715)**	**(6.4)%**
Other Fixed Fees	718	682	35	5.2%	718	531	186	35.1%
Insurance	1,486	1,248	238	19.0%	1,486	1,513	(27)	(1.8)%
Real Estate Taxes	8,590	7,365	1,225	16.6%	8,590	10,125	(1,535)	(15.2)%
Total Non-Controllable Expenses	**$10,794**	**$9,296**	**$1,498**	**16.1%**	**$10,794**	**$12,170**	**$(1,376)**	**(11.3)%**
Total Property Expenses	**$21,269**	**$19,764**	**$1,505**	**7.6%**	**$21,269**	**$23,360**	**$(2,091)**	**(9.0)%**
Same Store GAAP NOI	**$36,478**	**$31,506**	**$4,972**	**15.8%**	**$36,478**	**$33,772**	**$2,706**	**8.0%**
Total Units	6,691	6,691	–		6,691	6,691	–	
% Ownership	82.7%	82.7%	–		82.7%	82.7%	–	
% Occupied - Quarter End	96.0%	97.5%	(1.5)%		96.0%	95.3%	0.7%	

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".

1. Values represent the Company's pro rata ownership of operating portfolio.

8

Balance Sheet

$ in thousands (unaudited)

	March 31, 2023 Multifamily	Office/Corp.	Total	December 31, 2022
ASSETS				
Rental property				
Land and leasehold interests	$466,624	$15,630	$482,254	$492,204
Buildings and improvements	2,634,864	271,405	2,906,269	3,332,315
Tenant improvements	7,440	34,649	42,089	122,509
Furniture, fixtures and equipment	91,939	7,403	99,342	99,094
	3,200,867	329,087	3,529,954	4,046,122
Less - accumulated depreciation and amortization	(283,629)	(158,418)	(442,047)	(631,910)
	2,917,238	170,669	3,087,907	3,414,212
Rental property held for sale, net	64,574	332,925	397,499	193,933
Net Investment in Rental Property	2,981,812	503,594	3,485,406	3,608,145
Cash and cash equivalents	24,896	12,591	37,487	26,782
Restricted cash	19,573	69	19,642	20,867
Investments in unconsolidated joint ventures	124,218	–	124,218	126,158
Unbilled rents receivable, net	3,244	37,716	40,960	39,734
Deferred charges, goodwill and other assets, net[1][2]	39,287	49,105	88,392	96,162
Accounts receivable	2,705	1,846	4,551	2,920
Total Assets	**$3,195,735**	**$604,921**	**$3,800,656**	**$3,920,768**
LIABILITIES & EQUITY				
Revolving credit facility	$–	$–	$–	$–
Mortgages, loans payable and other obligations, net	1,820,498	–	1,820,498	1,903,977
Dividends and distributions payable	–	110	110	110
Accounts payable, accrued expenses and other liabilities	31,071	24,919	55,990	72,041
Rents received in advance and security deposits	11,724	11,071	22,795	22,941
Accrued interest payable	6,616	470	7,086	7,131
Total Liabilities	**1,869,909**	**36,570**	**1,906,479**	**2,006,200**
Commitments and contingencies	–	–	–	–
Redeemable noncontrolling interests	479,976	40,232	520,208	515,231
Total Stockholders'/Members Equity	**808,656**	**407,874**	**1,216,530**	**1,235,685**
Noncontrolling interests in subsidiaries:				
Operating Partnership	–	121,045	121,045	126,109
Consolidated joint ventures	37,194	(800)	36,394	37,543
Total Noncontrolling Interests in Subsidiaries	**$37,194**	**$120,245**	**$157,439**	**$163,652**
Total Equity	**$845,850**	**$528,119**	**$1,373,969**	**$1,399,337**
Total Liabilities and Equity	**$3,195,735**	**$604,921**	**$3,800,656**	**$3,920,768**

1. Includes mark-to-market lease intangible net assets of $11,462 and mark-to-market lease intangible net liabilities of $426 as of Q1 2023.
2. Includes Prepaid Expenses and Other Assets attributable to Multifamily of $23,484 as follows: (i) deposits of $5,207, (ii) other receivables of $4,643, (iii) other prepaid/assets of $12,590, and (iv) prepaid taxes of $1,224.

9

Income Statement - Quarterly Comparison

$ in thousands, except per share amounts (unaudited)

	Q1 2023				Q1 2022
	Multifamily	Office/Corp.	Less: Disc. Ops	Total	
REVENUES					
Revenue from leases	$56,098	$19,724	$(16,144)	$59,678	$40,508
Real estate services	911	–	–	911	910
Parking income	3,728	650	81	4,459	3,682
Hotel income	594	–	(594)	–	–
Other income	946	956	(25)	1,877	1,069
Total revenues	**62,277**	**21,330**	**(16,682)**	**66,925**	**46,169**
EXPENSES					
Real estate taxes	9,776	4,426	(3,060)	11,142	7,837
Utilities	2,091	1,084	(486)	2,689	2,409
Operating services	13,233	3,777	(5,040)	11,970	8,480
Real estate services expenses	1,897	46	–	1,943	2,363
General and administrative	1,354	8,960	(28)	10,286	19,451
Dead deal and transaction-related costs	–	1,027	–	1,027	–
Depreciation and amortization	21,506	7,248	(4,878)	23,876	18,838
Land and other impairments	3,396	–	–	3,396	2,932
Total expenses	**53,253**	**26,568**	**(13,492)**	**66,329**	**62,310**
Operating Income (expense)	**9,024**	**(5,238)**	**(3,190)**	**596**	**12,657**
OTHER (EXPENSE) INCOME					
Interest expense	(21,986)	(850)	822	(22,014)	(11,606)
Interest and other investment income (loss)	29	115	(28)	116	158
Equity in earnings (loss) of unconsolidated joint ventures	(68)	–	–	(68)	(487)
Realized and unrealized gains (losses) on disposition	–	–	–	–	–
Gain on disposition of developable land	–	(22)	–	(22)	2,623
Gain (loss) from extinguishment of debt, net	(12)	–	12	–	–
Other Income, net	1,998	–	–	1,998	–
Total other income (expense)	**(20,039)**	**(757)**	**806**	**(19,990)**	**(9,312)**
Income from continuing operations	**(11,015)**	**(5,995)**	**(2,384)**	**(19,394)**	**(25,453)**
Income from discontinued operations	–	–	2,384	2,384	19,090
Realized gains (losses) on disposition	–	–	780	780	1,836
Total discontinued operations	**–**	**–**	**3,164**	**3,164**	**20,926**
Net Income	**(11,015)**	**(5,995)**	**780**	**(16,230)**	**(4,527)**
Noncontrolling interest in consolidated joint ventures	–	587	–	587	974
Noncontrolling interests in Operating Partnership from continuing operations	–	2,329	–	2,329	2,779
Noncontrolling interests in Operating Partnership in discontinued operations	–	(293)	–	(293)	(1,881)
Redeemable noncontrolling interest	–	(6,366)	–	(6,366)	(6,437)
Net income (loss) available to common shareholders	**$(11,015)**	**$(9,738)**	**$780**	**$(19,973)**	**$(9,092)**
Basic earnings per common share:					
Net income (loss) available to common shareholders				$(0.27)	$(0.13)
Diluted earnings per common share:					
Net income (loss) available to common shareholders				$(0.27)	$(0.13)
Basic weighted average shares outstanding				91,226	90,951
Diluted weighted average shares outstanding				100,526	99,934

10

Notes: See endnotes and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. Three Months Ended March 31, 2023 2022 Net income (loss) available to common shareholders $(19,973) $(9,092) Add (deduct): Noncontrolling interests in Operating Partnership (2,329) (2,779) Noncontrolling interests in discontinued operations 293 1,881 Real estate-related depreciation and amortization on continuing operations(1) 26,217 18,663 Real estate-related depreciation and amortization on discontinued operations 4,727 7,525 Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net (780) (1,836) Funds from operations(2) $8,155 $14,362 Add/(Deduct): (Gain)/Loss from extinguishment of debt, net 12 6,289 Land and other impairments 3,396 2,932 (Gain) on disposition of developable land 22 (2,623) Rebranding and Severance/Compensation related costs 1,148 7,642 Lease breakage fee, net — (22,664) Interest Derivative 1,133 — Dead Deal and Transaction Related Costs 1,027 — Core FFO $14,893 $5,938 Diluted weighted average shares/units outstanding(6) 100,525,777 99,934,499 Funds from operations per share-diluted $0.08 $0.14 Core Funds from Operations per share/unit-diluted $0.15 $0.06 Dividends declared per common share — — FFO & Core FFO $ in thousands except per share and ratios (unaudited) 11

Notes: See endnotes and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. 12 Three Months Ended March 31, 2023 2022 Core FFO (calculated on previous page) $14,893 $5,938 Add (Deduct) Non-Cash Items: Straight-line rent adjustments(3) (1,253) 4,646 Amortization of market lease intangibles, net (30) (110) Amortization of lease inducements 15 38 Amortization of stock compensation 2,877 2,619 Non-real estate depreciation and amortization 384 325 Amortization of deferred financing costs 1,211 1,177 Deduct: Non-incremental revenue generating capital expenditures: Building improvements (2,092) (3,249) Tenant improvements and leasing commissions(4) (352) (5,971) Tenant improvements and leasing commissions on space vacant for more than one year (736) (6,292) Core AFFO(2) $14,917 $(879) Core FFO (calculated on previous page) $14,893 $5,938 Deduct: Equity in earnings (loss) of unconsolidated joint ventures, net 68 487 Equity in earnings share of depreciation and amortization (2,575) (2,671) Add-back: Interest expense 22,014 11,607 Recurring JV distributions 1,547 1,395 Income (loss) in noncontrolling interest in consolidated joint ventures (587) (974) Redeemable noncontrolling interest 6,365 6,437 Income tax expense 51 77 Adjusted EBITDA $41,776 $22,296 Net debt at period end(5) 1,763,369 2,139,652 Net debt to Adjusted EBITDA 10.3x 18.8x AFFO & Adjusted EBITDA $ in thousands, except per share amounts and ratios (unaudited)

Notes: See unconsolidated joint venture NOI details and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. 13 Three Months Ended March 31, 2023 2022 Net Income (loss) available to common shareholders $(19,973) $(9,092) Add/(Deduct): Noncontrolling interest in operating partnership (2,329) (2,779) Noncontrolling interest in discontinued operations 293 1,881 Noncontrolling interest in consolidated joint ventures(a) (587) (974) Redeemable noncontrolling interest 6,366 6,437 Interest expense 22,014 11,607 Income tax expense 51 77 Depreciation and amortization 28,754 26,513 Deduct: Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net (780) (1,836) Equity in (earnings) loss of unconsolidated joint ventures 68 487 Add: Company's share of property NOI's in unconsolidated joint ventures(1) 13,381 6,027 EBITDAre $47,258 $38,348 Add: Severance/Rebranding costs 1,148 7,642 Dead deal and transaction-related costs (1,027) — Land and other impairments 3,396 2,932 Gain on disposition of developable land 22 (2,623) Non-cash derivative expense — (22,664) Interest Derivative 1,133 — Adjusted EBITDAre $51,930 $23,635 (a) Noncontrolling interests in consolidated joint ventures: BLVD 425 17 (157) BLVD 401 (558) (703) Port Imperial Garage South (45) (89) Port Imperial Retail South 25 12 Other consolidated joint ventures (26) (68) Net losses in noncontrolling interests $(587) $(1,005) Depreciation in noncontrolling interest in consolidated JV's 712 700 Funds from operations - noncontrolling interest in consolidated JV's $125 $(305) Interest expense in noncontrolling interest in consolidated JV's 792 793 Net operating income before debt service in consolidated JV's $917 $488 EBITDAre - Quarterly Comparison $ in thousands (unaudited)

Debt Summary & Maturity Schedule

- 97% of the Company's total debt portfolio (consolidated and unconsolidated) is hedged or fixed. The Company`s total debt portfolio has a weighted average interest rate of 4.4% and a weighted average maturity of 3.8 years

$ in thousands

	Balance	% of Total	Weighted Average Interest Rate[1]	Weighted Average Maturity in Years
Fixed Rate & Hedged Debt				
Fixed Rate & Hedged Secured Debt	$1,827,360	100.0%	4.32%	3.5
Totals / Weighted Average	**$1,827,360**	**100.0%**	**4.32%**	**3.5**
Unamortized Deferred Financing Costs	(6,862)			
Total Consolidated Debt, net	**$1,820,498**			
Partners' Share	(73,474)			
VRE Share of Total Consolidated Debt, net[2]	**$1,747,024**			
Unconsolidated Secured Debt				
VRE Share	$310,885	53.0%	4.99%	4.8
Partners' Share	275,823	47.0%	4.99%	4.8
Total Unconsolidated Secured Debt	**$586,708**	**100.0%**	**4.99%**	**4.8**
Pro Rata Debt Portfolio				
Fixed Rate & Hedged Secured Debt	$2,000,195	96.9%	4.40%	3.9
Variable Rate Secured Debt	64,617	3.1%	5.90%	1.5
Total Pro Rata Debt Portfolio	**$2,064,812**	**100.0%**	**4.44%**	**3.8**

Debt Maturity Schedule (As of March 31, 2023)[3]



$59
$308
$297
$483
$316
$292
$72
2023
2024
2025
2026
2027
2028
2029
2030
2031
Construction
Multifamily secured

1. The actual weighted average of floating rates (LIBOR and SOFR) for the Company's outstanding variable rate debt was 4.62 percent as of March 31, 2023, plus the applicable spread.
2. Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $30.1 million at BLVD 401 and $9.6 million at Port Imperial South Garage.
3. Excludes the Revolving Credit Facility, which was terminated as of April 5.

14

Debt Profile

$ in thousands

	Lender	Effective Interest Rate[1]	March 31, 2023	December 31, 2022	Date of Maturity
Secured Construction Loans					
Haus25[2]	QuadReal Finance	LIBOR+2.70%	$297,324	$297,324	12/01/24
Total Secured Construction Debt					
Secured Permanent Loans					
Port Imperial Hotels[3]	Fifth Third Bank	LIBOR + 3.40%	$–	$84,000	04/01/23
Portside at East Pier	CBRE Capital Markets/Freddie Mac	3.57%	58,998	58,998	08/01/23
Signature Place	Nationwide Life Insurance Company	3.74%	43,000	43,000	08/01/24
Liberty Towers	American General Life Insurance Company	3.37%	265,000	265,000	10/01/24
Portside 2 at East Pier	New York Life Insurance Co.	4.45%	97,000	97,000	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	117,000	117,000	08/10/26
The Upton[4]	Bank of New York Mellon	LIBOR + 1.58%	75,000	75,000	10/27/26
145 Front at City Square[5]	MUFG Union Bank	SOFR + 1.84%	63,000	63,000	12/10/26
RiverHouse 9[6]	JP Morgan	SOFR + 1.41%	110,000	110,000	06/21/27
Quarry Place at Tuckahoe	Natixis Real Estate Capital, LLC	4.48%	41,000	41,000	08/05/27
BLVD 475	Northwestern Mutual Life	2.91%	165,000	165,000	11/10/27
RiverHouse 11	Northwestern Mutual Life	4.52%	100,000	100,000	01/10/29
Soho Lofts	New York Community Bank	3.77%	160,000	160,000	07/01/29
Port Imperial Garage South	American Generall Life & A/G PC	4.85%	32,038	32,166	12/01/29
The Emery	New York Community Bank	3.21%	72,000	72,000	01/01/31
Principal Balance Outstanding			**$1,530,036**	**$1,614,164**	
Unamortized Deferred Financing Costs			(6,862)	(7,511)	
Total Secured Permanent Debt			**1,523,174**	**1,606,653**	
Total Debt			**$1,820,498**	**$1,903,977**	
Secured Revolving Credit Facilities & Term Loans:					
Secured Revolving Credit Facility[7]	8 Lenders	LIBOR + 2.75%	–	–	05/06/24
Total Consolidated Debt			**$1,820,498**	**$1,903,977**	

1. Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.
2. Includes a 1-year LIBOR cap strike rate at 4.0% with hedge expiring in October 2023.
3. Port Imperial Hotels sold on February 10, 2023
4. Includes a 3-year LIBOR cap at a strike rate of 1.0% with a hedge expiring October 2024.
5. On January 12, 2023, the Company executed an amendment to convert the loan on 145 Front St. from LIBOR+ to SOFR+ and placed a 9 months SOFR cap with a strike rate of 4%. The hedge expires in September 2023.
6. Includes a 2-year SOFR cap at a strike rate of 3.0% with hedge expiring June 2024.
7. The Revolving Credit Facility was terminated upon closing of the sale of Harborside 1, 2, & 3 on April 5.

15

Hotels $ in thousands except per SF Location Transaction Date Number of Buildings SF Percentage Leased Gross Asset Value Q1 2023 Dispositions Port Imperial Hotels Weehawken, NJ 2/10/2023 2 N/A N/A $97,000 Total Q1 2023 Dispositions 2 N/A N/A $97,000 Land $ in thousands Location Transaction Date Gross Asset Value(1) Q1 2023 Dispositions 101 Columbia Rd. Morris Plains, NJ 3/17/2023 $8,300 Total Q1 2023 Dispositions $8,300 1. This reflects percentage leased at the time of the sale on 4/5/2023. 16 Transaction Activity Dispositions Office $ in thousands except per SF Location Transaction Date Number of Buildings SF Percentage Leased(1) Gross Asset Value Q2 2023 Dispositions to Date Harborside 1, 2, & 3 Jersey City, NJ 4/05/2023 3 2,098,749 56% $420,000 Q2 2023 Dispositions to Date 3 2,098,749 56% $420,000

Property Units Physical Occupancy VRE's Nominal Ownership(1) Q1 2023 NOI(2) Total Debt VRE Share of Q1 NOI VRE Share of Debt Multifamily Urby Harborside 762 95.0% 85.0% $4,802 $187,807 $4,082 $159,636 RiverTrace at Port Imperial 316 95.9% 22.5% 2,162 82,000 486 18,450 Capstone at Port Imperial 360 94.2% 40.0% 2,866 135,000 1,146 54,000 Riverpark at Harrison 141 98.6% 45.0% 529 30,192 238 13,586 Metropolitan at 40 Park 130 93.8% 25.0% 1,001 42,567 250 10,642 Metropolitan Lofts 59 96.6% 50.0% 299 18,200 150 9,100 Station House 378 94.2% 50.0% 1,722 90,942 861 45,471 Total 2,146 95.1% 54.9% $13,381 $586,708 $7,213 $310,885 Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. 1. Amounts represent the Company’s share based on ownership percentage. 2. The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities. 17 Unconsolidated Joint Ventures $ in thousands

Operating Portfolio 18

Property Listing - Multifamily

$ in thousands, except per home

							Operating Highlights						
							Percentage Occupied		Average Revenue per Home		NOI		
	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Q1 2023	Q4 2022	Q1 2023	Q4 2022	Q1 2023	Q4 2022	Debt Balance
NJ Waterfront													
Haus25	Jersey City, NJ	100.0%	750	618,000	824	2022	95.7%	88.3%	$4,242	$4,193	$5,315	$4,479	$297,324
Liberty Towers	Jersey City, NJ	100.0%	648	602,210	929	2003	96.3%	95.8%	3,850	3,838	4,261	3,609	265,000
BLVD 425	Jersey City, NJ	74.3%	412	369,515	897	2003	97.3%	96.1%	3,793	3,696	2,831	2,774	131,000
BLVD 475	Jersey City, NJ	100.0%	523	475,459	909	2011	96.7%	96.4%	3,870	3,852	3,548	3,288	165,000
BLVD 401	Jersey City, NJ	85.0%	311	273,132	878	2016	98.4%	96.1%	3,900	3,825	2,381	2,265	117,000
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017	96.3%	97.6%	4,414	4,409	2,693	2,287	160,000
Urby Harborside	Jersey City, NJ	85.0%	762	474,476	623	2017	95.0%	95.1%	3,623	3,447	4,802	4,346	187,807
RiverHouse 9	Weehawken, NJ	100.0%	313	245,127	783	2021	97.4%	92.7%	3,865	3,512	2,293	2,066	110,000
RiverHouse 11	Weehawken, NJ	100.0%	295	250,591	849	2018	97.3%	96.3%	3,895	3,866	2,263	2,093	100,000
RiverTrace at Port Imperial	West New York, NJ	22.5%	316	295,767	936	2014	95.9%	95.3%	3,546	3,544	2,162	2,050	82,000
Capstone at Port Imperial	West New York, NJ	40.0%	360	337,991	939	2021	94.2%	95.0%	4,108	3,866	2,866	2,631	135,000
NJ Waterfront Subtotal		**85.6%**	**5,067**	**4,391,335**	**867**		**96.2%**	**94.6%**	**$3,919**	**$3,828**	**$35,415**	**$31,888**	**$1,750,131**
Massachusetts													
Portside at East Pier	East Boston, MA	100.0%	181	156,091	862	2015	95.4%	93.1%	$3,039	$3,047	$1,042	$1,179	$58,998
Portside 2 at East Pier	East Boston, MA	100.0%	296	230,614	779	2018	96.2%	95.5%	3,130	3,093	1,888	1,778	97,000
145 Front at City Square	Worcester, MA	100.0%	365	304,936	835	2018	95.3%	95.6%	2,565	2,520	1,594	1,512	63,000
The Emery	Revere, MA	100.0%	326	273,140	838	2020	95.1%	94.5%	2,623	2,601	1,391	1,207	72,000
Massachusetts Subtotal		**100.0%**	**1,168**	**964,781**	**826**		**95.5%**	**94.9%**	**$2,798**	**$2,769**	**$5,915**	**$5,676**	**$290,998**
Other													
The Upton	Short Hills, NJ	100.0%	193	217,030	1,125	2021	93.3%	89.1%	$4,682	$4,680	$1,367	$1,487	$75,000
The James	Park Ridge, NJ	100.0%	240	215,283	897	2021	93.4%	95.0%	2,797	2,882	1,330	1,116	–
Signature Place	Morris Plains, NJ	100.0%	197	203,716	1,034	2018	95.9%	95.9%	2,996	3,015	919	886	43,000
Quarry Place at Tuckahoe	Eastchester, NY	100.0%	108	105,551	977	2016	97.2%	94.4%	4,115	3,915	701	655	41,000
RiverPark at Harrison	Harrison, NJ	45.0%	141	124,774	885	2014	98.6%	95.7%	2,641	2,567	529	553	30,192
Metropolitan at 40 Park[1]	Morristown, NJ	25.0%	130	124,237	956	2010	93.8%	96.9%	3,463	3,424	695	700	36,500
Metropolitan Lofts	Morristown, NJ	50.0%	59	54,683	927	2018	96.6%	98.3%	3,495	3,466	299	266	18,200
Station House	Washington, DC	50.0%	378	290,348	768	2015	94.2%	94.2%	2,763	2,694	1,722	1,708	90,942
Other Subtotal		**72.8%**	**1,446**	**1,335,622**	**924**		**94.9%**	**94.5%**	**$3,238**	**$3,210**	**$7,562**	**$7,371**	**$334,834**
Operating Portfolio[2]		**85.0%**	**7,681**	**6,691,738**	**871**		**95.9%**	**94.6%**	**$3,621**	**$3,551**	**$48,892**	**$44,935**	**$2,375,963**

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". Unconsolidated joint venture income represented at 100% venture NOI. Average Revenue per Home is calculated as total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartments and divided by three.

1. As of March 31, 2023, Priority Capital included Metropolitan at $20,914,422 (Prudential).
2. Operating Portfolio includes properties that have achieved over 95% leased for six consecutive weeks. Excludes approximately 190,525 sqft of ground floor retail, of which 100,152 sqft is leased.

19

Property Listing - Commercial, Land Bank, & Other Non-Strategic Assets

$ in thousands

Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Percentage Leased Q1 2023	Percentage Leased Q4 2022	NOI Q1 2023	NOI Q4 2022	Debt Balance
Port Imperial Garage South	Weehawken, NJ	70.0%	800	320,426	2013	N/A	N/A	$411	$561	$32,038
Port Imperial Garage North	Weehawken, NJ	100.0%	786	304,617	2016	N/A	N/A	13	(113)	–
Port Imperial Retail South	Weehawken, NJ	70.0%		18,064	2013	100.0%	88.1%	165	142	–
Port Imperial Retail North	Weehawken, NJ	100.0%		8,400	2016	100.0%	100.0%	85	86	–
Riverwalk at Port Imperial	West New York, NJ	100.0%		30,423	2008	65.0%	65.0%	151	189	–
Shops at 40 Park	Morristown, NJ	25.0%		50,973	2010	69.0%	69.0%	306	302	6,067
Commercial Total		**80.9%**		**732,903**		**75.5%**	**73.5%**	**$1,131**	**$1,166**	**$38,105**
Port Imperial Hotels [(1)]	Weehawken, NJ	100.0%	372 keys	N/A	2018 & 2019	N/A	N/A	$(599)	$2,113	N/A
Non-Residential Total		**100.0%**						**$(599)**	**$2,113**	

Land Bank Potential Units	Inside JV	Outside JV	Total
Hudson Waterfront	3,076	800	3,876
Greater NY/NJ	1,069	466	1,535
Boston Metro	864	–	864
Land Bank Total	**5,009**	**1,266**	**6,275**

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations	Expirations (SF) 2023	2024	2025
Harborside 5	Jersey City, NJ	977,225	382,093	39.1%	$43.43	51,684	41,134	24,160
Harborside 6	Jersey City, NJ	231,856	47,542	20.5%	45.24	–	–	–
Total Waterfront[(2)]		**1,209,081**	**429,635**	**35.5%**	**$43.63**	**51,684**	**41,134**	**24,160**
23 Main Street[(3)]	Holmdel, NJ	350,000	350,000	100.0%	19.12	350,000	–	–
Total Suburban		**350,000**	**350,000**	**100.0%**	**$19.12**	**350,000**	**–**	**–**
Total Office Portfolio		**1,559,081**	**779,635**	**50.0%**	**$32.63**	**401,684**	**41,134**	**24,160**

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".

1. Port Imperial Hotels sold on February 10, 2023, debt repaid upon sale. NOI represents a partial quarter.
2. Total Waterfront figures do not include Harborside 1, 2, & 3 as the property was sold on 4/5/23. At quarter end Total Waterfront was 63.3% leased.
3. Average base rents + escalations reflect rental values on a triple net basis.

20

FFO, Core FFO, AFFO, NOI, Adjusted EBITDA, & EBITDAre (1) Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest of $2,575 and $2,671 for the three months ended March 31, 2023 and 2022, respectively. Excludes non-real estate-related depreciation and amortization of $384 and $325 for the three months ended March 31, 2023 and 2022, respectively. (2) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (Nareit). See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. (3) Includes free rent of $3,225 and $2,201 for the three months ended March 31, 2023 and 2022, respectively. Also includes the Company's share from unconsolidated joint ventures of $27 and $(305) for the three months ended March 31, 2023 and 2022, respectively. (4) Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year and excludes Collector`s Universe. (5) Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end. (6) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 9,146 and 8,665 shares for the three months ended March 31, 2023 and 2022, respectively, plus dilutive Common Stock Equivalents (i.e. stock options). 21 Endnotes

Reconciliation of Net Income (Loss) to NOI (three months ended)

$ in thousands (unaudited)

	Q1 2023 Multifamily	Q1 2023 Office / Corp	Q1 2023 Total	Q4 2022 Multifamily	Q4 2022 Office / Corp	Q4 2022 Total
Net Income (loss)	**$(11,015)**	**$(5,215)**	**$(16,230)**	**$(14,791)**	**$55,686**	**$40,894**
Deduct:						
Real estate services income	(911)	–	(911)	(888)	–	(888)
Interest and other investment loss (income)	(29)	(87)	(116)	(1)	(101)	(102)
Equity in (earnings) loss of unconsolidated joint ventures	68	–	68	647	–	647
General & Administrative - property level	3	–	3	(1,184)	–	(1,184)
Realized and unrealized (gains) losses on disposition	–	(780)	(780)	3,000	(72,380)	(69,380)
(Gain) loss on disposition of developable land	–	22	22	486	–	486
(Gain) loss on sale of investment in unconsolidated joint venture	–	–	–	–	(7,677)	(7,677)
(Gain) loss from early extinguishment of debt, net	(12)	12	–	–	1,014	1,014
Add:						
Real estate services expenses	1,897	46	1,943	2,479	35	2,514
General and administrative	1,354	8,932	10,286	2,400	9,850	12,250
Dead deal and transaction-related costs	–	1,027	1,027	–	2,119	2,119
Depreciation and amortization	21,506	2,370	23,876	21,481	7,423	28,904
Interest expense	21,986	28	22,014	21,832	1,339	23,171
Property impairments	–	–	–	–	10,302	10,302
Land impairments	3,396	–	3,396	–	–	–
Net operating income (NOI)	**$38,243**	**$6,355**	**$44,598**	**$35,461**	**$7,609**	**$43,070**

Summary of Consolidated Multifamily NOI by Type (unaudited):

	Q1 2023	Q4 2022
Total Consolidated Multifamily - Operating Portfolio	$35,817	$32,681
Total Consolidated Commercial	$825	$864
Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests):	$36,642	$33,545
NOI (loss) from services, land/development/repurposing & other assets	$1,601	$1,916
Total Consolidated Multifamily NOI	**$38,243**	**$35,461**

22

Company Information, Executive Officers & Analysts

Company Information

Corporate Headquarters
Veris Residential, Inc.
Harborside 3, 210 Hudson St., Ste.
Jersey City, New Jersey 07311
(732) 590-1010

Stock Exchange Listing
New York Stock Exchange

Trading Symbol
Common Shares: VRE

Contact Information
Veris Residential, Inc.
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

Anna Malhari
Chief Operating Officer
E-Mail: amalhari@verisresidential.com
Web: www.verisresidential.com

Executive Officers

Mahbod Nia
Chief Executive Officer

Amanda Lombard
Chief Financial Officer

Taryn Fielder
General Counsel and Secretary

Jeff Turkanis
EVP and Chief Investment Officer

Anna Malhari
Chief Operating Officer

Equity Research Coverage

Bank of America Merrill Lynch
Josh Dennerlein

BTIG, LLC
Thomas Catherwood

Citigroup
Nicholas Joseph

Deutsche Bank North America
Derek Johnston

Evercore ISI
Steve Sakwa

Green Street Advisors
John Pawlowski

JP Morgan
Anthony Paolone

Truist
Michael R. Lewis

Any opinions, estimates, forecasts or predictions regarding Veris Residential, Inc's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Veris Residential, Inc. or its management. Veris Residential, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

23